UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 20, 2017 (October 6, 2017)

TORCHMARK CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	001-08052	63-0780404
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer ID No.)
3700 South Stonebridge Drive, McKinney, Texas 75070
(Address of principal executive offices)
Registrant’s telephone number, including area code: (972) 569-4000
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Explanatory Note

This Form 8-K/A (Amendment No. 1) is filed by Torchmark Corporation to amend Item 5.04 Temporary Suspension of Trading Under Registrant’s Benefit Plans and Item 9.01 Financial Statements and Exhibits of the Form 8-K dated and filed October 6, 2017. Amendment No. 1 reflects the decision of Torchmark to postpone the effective date of the change in the record keeper for the Torchmark Corporation Savings and Investment Plan (the Plan) from November 1, 2017 to December 1, 2017 and, accordingly, to revise the blackout period dates applicable to the Plan for such record keeper change from a blackout period commencing at 3:00 p.m. Central Time on October 24, 2017 and ending during the week of November 12, 2017 to a revised blackout period commencing at 3:00 p.m. Central Time on November 22, 2017 and ending during the week of December 17, 2017.

Item 5.04 Temporary Suspension of Trading Under Registrant’s Benefit Plans

In order to allow additional time to implement the conversion of the record keeper for the Torchmark Corporation Savings and Investment Plan (the Plan) from VOYA to Empower Retirement (Empower) and to effect all necessary documentation and Plan changes, Torchmark Corporation has determined to postpone the effective date for the change in the Plan’s record keeper from November 1, 2017 to December 1, 2017 (the Revised Effective Date).

This change in the record keeper will necessitate a blackout period during which participants in the Plan will be unable to effect transactions with respect to their Plan accounts (the Revised Blackout Period). During the Revised Blackout Period described below, transactions in the Torchmark Stock Fund (a fund which invests in the shares of Torchmark Corporation’s common stock) will be suspended and Plan participants will be unable to access their account balance and other information, transfer or diversify their investments in the Plan, and obtain a withdrawal, loan or distribution from the Plan.

Based upon the Revised Effective Date, the Revised Blackout Period will now commence at 3:00 p.m. Central Time on November 22, 2017 and is now scheduled to end during the week of December 17, 2017. During the week of December 17, 2017, information regarding whether the Revised Blackout Period has ended may be obtained, free of charge, by calling Empower at 888-411-4015. No trades in Torchmark equity securities can be processed during the Revised Blackout Period.

Notice of this Revised Blackout Period was sent, on October 20, 2017, to all members of the Torchmark Board of Directors and to all of Torchmark’s executive officers. The foregoing description of this Revised Blackout Period Notice is qualified in its entirety by reference to said revised notice, which is attached to this Form 8-K/A as Exhibit 99.1 and which is incorporated by reference herein.

Questions about Section 306(a)(1) of the Sarbanes-Oxley Act or questions regarding the Revised Blackout Period or the Revised Blackout Period Notice should be addressed to Cory Newman at Torchmark Corporation (469-525-4253 or cnewman@torchmarkcorp.com), 3700 South Stonebridge Drive, McKinney, Texas 75070. During the Revised Blackout Period and for a period of two years after the ending date of the Revised Blackout Period, information regarding the actual beginning and ending dates of the Revised Blackout Period may also be obtained, free of charge by contacting Cory Newman at Torchmark Corporation (469-525-4253 or cnewman@torchmarkcorp.com), 3700 South Stonebridge Drive, McKinney, Texas 75070.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

None.

(b) Pro forma financial information.

None.

(c) Shell company transactions.

None.

(d) Exhibits.

99.1 REVISED Notice of Blackout Period of the Torchmark Corporation Savings and Investment Plan

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TORCHMARK CORPORATION

Date: October 20, 2017

/s/ Carol A. McCoy
Carol A. McCoy, Vice President, Associate Counsel and Corporate Secretary